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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) September 24, 2001
                                                       ------------------

                          CITIZENS FIRST BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    0-32041                  38-3573852
            --------                    -------                  ----------
(State or other Jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)

                  525 Water Street, Port Huron, Michigan 48060
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (810) 987-8300
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

     On September 24, 2001, Citizens First Bancorp, Inc. (the "Company"), issued a press release announcing that it had received regulatory approval to repurchase 5% of the Company's outstanding shares.

     A press release announcing the approval of the stock repurchase is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.

     Exhibit 99.1 Press Release dated September 24, 2001.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 24, 2001                     By: /s/ Timothy D. Regan
                                                   ----------------------------
                                                   Timothy D. Regan
                                                   Secretary and Treasurer







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                                 Exhibit Index




Exhibit No.                                      Description of Exhibit
-----------                               --------------------------------------
  99.1                                    Press Release dated September 24, 2001